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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 1998


                            CITYSCAPE FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-27314                    11-2994671
State or Other Jurisdiction        Commission                 (IRS Employer
     of Incorporation              File Number              Identification No.)


565 Taxter Road, Elmsford, New York                             10523-2300
(Address of Principal Executive Offices)                         Zip Code


Registrant's telephone number, including area code: (914) 592-6677


                         Former name or former address,
                          if changed since last report
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Item 3. Bankruptcy or Receivership.

      On October 6, 1998, Cityscape Financial Corp. (the "Company") announced that the Company and Cityscape Corp., the Company's wholly-owned subsidiary ("CSC"), filed a joint prepackaged plan of reorganization (the "Plan") pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The proceedings are captioned In re Cityscape Financial Corp. (Case No. 98-B-22569 (ASH)), and In re Cityscape Corp. (Case No. 98-B-22570 (ASH)).

      A copy of the press release dated October 7, 1998 is attached to this report as Exhibit 99.1.


Item 7. Financial Statements Pro Forma Financial
        Information and Exhibits.

        (c)   Exhibits

              99.1      Press Release, dated October 7, 1998

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITYSCAPE FINANCIAL CORP.
                                            (Registrant)



                                       By:    /s/ Tim S. Ledwick
                                          -----------------------------
                                       Name:  Tim S. Ledwick
                                       Title: Vice President and Chief
                                              Financial Officer

Dated: October 7, 1998


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                              INDEX TO EXHIBITS
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Exhibits          Description
--------          -----------

  99.1            Press Release, dated October 7, 1998